Prospectus supplement dated December 28, 2015
to the following prospectus(es):
Multi-Flex Annuity prospectus dated May 1, 2008
NLAIC Annuity prospectus dated May 1, 2001
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
•	Effectively immediately, the American Century NVIT Growth Fund is renamed "NVIT Growth Fund." All references in the prospectus to the American Century NVIT Growth Fund are updated accordingly.
•	On December 9, 2015, the Board of Trustees of the Trust approved the termination of American Century Investment Management, Inc. ("American Century") as subadviser to the NVIT Growth Fund (the "Fund"), and approved the appointment of Boston Advisors, LLC ("Boston Advisors") to subadvise the Fund. This change is anticipated to take effect on or before December 31, 2015 (the "Effective Date").
GWP-0576